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                                   EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of IBT Bancorp, Inc. (the "Corporation") on Form 10-Q for the quarterly period ending March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Dennis P. Angner, Principal Executive Officer and Principal Financial Officer of the Corporation, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Dennis P. Angner
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Principal Executive Officer and
Principal Financial Officer
April 30, 2005